                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                                  PCTEL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                  PCTEL, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                                  PCTEL, INC.
                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 15, 2000

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PCTEL, INC., a Delaware corporation ("PCTEL"), will be held on Monday, May 15, 2000 at 10:00 a.m. local time, in the Tivoli Ballroom at the Sheraton Hotel, 1801 Barber Lane, Milpitas, California 95035 for the following purposes:

     1. To elect two directors to serve until the 2003 Annual Meeting of Stockholders and until their successors are elected.

     2. To ratify the appointment of Arthur Andersen LLP as independent auditors of PCTEL for the fiscal year ending December 31, 2000.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 3, 2000 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                   Sincerely,

                                   Peter Chen, Chief Executive Officer and
                                   Chairman of the Board of Directors

Milpitas, California
April 14, 2000

                            YOUR VOTE IS IMPORTANT.

--------------------------------------------------------------------------------
 IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING,
 YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                                  PCTEL, INC.
                               ----------------

               SHAREHOLDERS OWNING PCTEL, INC. SHARES OF RECORD
                   AT THE CLOSE OF BUSINESS ON APRIL 3, 2000
                            ARE ENTITLED TO ATTEND
                            AND VOTE AT THE MEETING

     The Board of Directors of PCTEL, Inc. is soliciting proxies for the 2000 Annual Meeting of Shareholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

     The Board of Directors of PCTEL, Inc. set April 3, 2000 as the record date for the meeting. Shareholders who owned the Company's Common Stock of record at the close of business on that date are entitled to vote at and attend the meeting, with each share entitled to one vote. There were 16,970,726 shares of the Company's Common Stock outstanding on the record date. On the record date, the closing price of the Company's Common Stock on the Nasdaq National Stock Market was $62.50 per share.

     This Proxy Statement is being mailed on or about April 14, 2000 to shareholders entitled to vote at the meeting.

     In this Proxy Statement:

     .    "We" and "Company" mean PCTEL, Inc.

     . Holding shares in "street name" means your Company shares are held in an account at a brokerage firm and the stock certificates and record ownership are not in your name.

     .    "SEC" means the Securities and Exchange Commission.

     . "Beneficial ownership" of stock is defined under various SEC rules in different ways for different purposes, but generally means that, although you (or the person or entity in question) don't hold the shares of record in your name, you do have investment or voting control (and/or an economic or "pecuniary" interest) in the shares through an agreement, relationship or the like.

                             QUESTIONS AND ANSWERS

Q:   When and where is the shareholder meeting?

A: PCTEL's Annual Meeting of Shareholders is being held on Monday, May 15, 2000 at 10:00 a.m. in the Tivoli Ballroom at the Sheraton Hotel, 1801 Barber Lane, Milpitas, California 95035.

Q:   Do I need a ticket to attend the shareholder meeting?

A:   No, you will not need a ticket to attend the meeting.

Q:   Why am I receiving this Proxy Statement and proxy card?

A: You are receiving a Proxy Statement and proxy card from us because you owned shares of common stock in PCTEL, Inc. on the record date. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision. The proxy card is used for voting.

Q:   What is the effect of signing and returning my proxy card?

A: When you sign and return the proxy card, you appoint Peter Chen and Andrew Wahl as your representatives at the meeting. Mr. Chen and Mr. Wahl will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card or vote via the Internet or telephone in advance of the meeting, just in case your plans change. You can always vote in person at the meeting, even if you have already sent in your proxy card.

     If an issue comes up for a vote at the meeting that is not described in this proxy statement, Mr. Chen and Mr. Wahl will vote your shares, under your proxy, in their discretion.

     If you do not indicate on the proxy card how you want your votes cast, the proxies (as your representatives) will vote your shares FOR all of management's nominees for director, and FOR ratification of the appointment of auditors.

Q:   What am I voting on?

A:   You are being asked to vote on:

     .    the election of two nominees to serve on the PCTEL Board of Directors;
          and

     . the ratification of the appointment of our independent auditors for fiscal year 2000.

Q:   How do I vote?

A: There are four ways you may vote. (Please see detailed instructions on your proxy card.)

     .    Place your vote by telephone.

     Please follow the instructions that came with your Proxy Statement. If you vote by telephone, you do not need to mail in your proxy card. Shareholders with rotary service will not be able to vote by telephone.

OR

     .    Place your vote via the Internet.

     Please follow the instructions that came with your Proxy Statement. If you vote on the Internet, you do not need to mail in your proxy card.

OR

     .    Mail in your completed, signed and dated proxy card.

     If you return a signed card but do not provide voting instructions, your shares will be voted: FOR the two named nominees, and FOR ratification of the auditors.

OR

    .    Vote in person by attending our Annual Meeting.

     We will pass out written ballots to any shareholder who wants to vote in person at the meeting. If you hold your shares in street name, you must request a legal proxy from your stock broker in order to vote at the meeting.

Q:   What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts at the transfer agent and/or with stock brokers. Please sign and return all proxy cards to ensure that all your shares are voted.

Q:   What if I change my mind after I return my proxy card?

A: You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the voting at the Annual Meeting by written notice to the Corporate Secretary.

     You may also do this by:

     .    Signing another proxy card with a later date,

     .    Voting in person at the meeting, or

     .    Voting via the Internet or by telephone on a date after the date on your proxy card (your latest proxy is counted.)

Q:   Will my shares be voted if I do not sign and return my proxy card?

A: If your shares are held in street name, your brokerage firm may either vote your shares on "routine matters" (such as election of directors) or leave your shares un-voted. Your brokerage firm may not vote on "non-routine matters." The Company believes that all matters presented for consideration in this Proxy Statement are routine.

Q:   How many shares can vote at the meeting?

A: As of the record date, 16,970,726 shares of Common Stock were outstanding. Each outstanding share of Common Stock entitles the holder to one vote on all matters covered in this proxy statement. Therefore, there are a maximum of 16,970,726 votes that may be cast at the meeting.

Q:   What is a "quorum"?

A: A "quorum" is the number of shares that must be present, in person or by proxy, in order for business to be transacted at the meeting. The required quorum for the Annual Meeting is a majority of the shares outstanding on the record date. There must be a quorum present for the meeting to be held. All completed and signed proxy cards, Internet votes, telephone votes, whether representing a vote for, against, withheld, abstained or a broker non-vote, will be counted toward the quorum.

Q:   How are abstentions counted?

A: Abstentions are counted for the purposes of determining both (1) the presence or absence of a quorum and (2) the total number of votes cast with respect to a proposal. Abstentions thus have the same effect as a vote "Against" on the proposals that are being presented at this meeting.

Q:   What is a "broker non-vote?"

A: Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Thus, if the proposals to be acted upon at the meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes "FOR" routine matters, but expressly states that the broker is NOT voting on the non-routine matters. The vote with respect to the non-routine matter in this case is referred to as a "broker non-vote."

Q:   How are broker non-votes counted?

A: Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast. A broker non-vote will not affect the outcome on any proposal in the Proxy Statement.

Q:   What is the required vote for a proposal to pass?

A: For the proposals in this Proxy Statement, the required vote is the affirmative (i.e. "FOR") vote of a majority of the votes cast. The votes cast on a particular proposal include votes FOR, AGAINST, WITHHELD, and ABSTAINED, but does not include broker non-votes.

Q:   Who is soliciting my vote?

A: This proxy solicitation is being made and paid for by PCTEL, Inc. In addition to this solicitation by mail, proxies may be solicited by our directors, officers and other employees by telephone, Internet, or fax, in person or otherwise. Such person will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such material. We have also retained the services of Norwest Bank of Minnesota, N.A. to perform the broker nominee search and to distribute proxy materials to banks, brokers, nominees and intermediaries. We will pay approximately $3,000, plus out-of-pocket expenses, for these services.

     PCTEL shall provide without charge to each stockholder solicited by these proxy solicitation materials a copy of the Annual Report on Form 10-K together with the financial statements and financial statement schedules required to be filed with the Annual Report upon request of the stockholder made in writing to PCTEL, Inc., 1331 California Circle, Milpitas, California 95035, Attn: Andrew Wahl, Chief Financial Officer.

Deadline for Receipt of Stockholder Proposals for 2001 Annual Meeting

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

Proposals of stockholders of PCTEL that are intended to be presented by such stockholders at PCTEL's 2001 Annual Meeting of Stockholders must be received by PCTEL no later than January 15, 2001 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The attached proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the Annual Meeting.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of common stock of PCTEL as of December 31, 1999 as to (i) each person who is known by PCTEL to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director and nominee for director of PCTEL, (iii) each of the executive officers named in the Summary Compensation Table below and
(iv) all directors and executive officers of PCTEL as a group. Except as indicated in the footnotes to this table, each individual named in the table has sole voting and investment power regarding the shares shown as beneficially owned by them. This table also includes shares owned by a spouse as community property. Percentage of ownership is based on 16,560,335 shares of common stock outstanding as of December 31, 1999. Unless otherwise indicated, the address of each listed stockholder is c/o PCTEL, Inc., 1331 California Circle, Milpitas, California 95035.

                                                                           Beneficial Ownership
                                                             ---------------------------------------------------
                                                                                       Shares Issuable Pursuant
                                                                                       to Options and Warrants       Percent of
                                                                                        Exercisable within 60          Shares
                                                               Number of Shares                Days of              Beneficially
Name and Address of Beneficial Owner                          Beneficially Owned          December 31, 1999            Owned
------------------------------------                        ---------------------    --------------------------   ---------------
5% Stockholders
Entities affiliated with the WK Technology Funds.........         1,916,666(1)                   19,271(2)               11.69%
10th Floor, 115, Sec. 3 Ming Sheng East Road
Taipei, Taiwan 23136

Directors and Named Executive Officers
Peter Chen...............................................           677,501(3)                   90,103                   4.64
Derek Obata..............................................            23,021                      66,355                   *
Andrew D. Wahl...........................................            95,625                      19,583                   *
Han-Chung Yeh............................................           593,333(4)                  118,125                   4.30
Frank V. Reo.............................................                --                      40,000                   *
William Wen-Liang Hsu....................................           453,333(5)                  118,125                   3.45
Richard C. Alberding.....................................                --                          --                   *
Martin H. Singer.........................................                --                          --                   *
Wen-Chang Ko.............................................         1,916,666(1)                   19,271                  11.69
Giacomo Marini...........................................            26,000                       3,271                   *
Mike Min-Chu Chen........................................           216,666(6)                   19,271                   1.42
All directors and executive officers as a group (14
persons).................................................         4,002,145                     625,771                  27.95

_______________
*    Less than 1% of the outstanding shares of common stock.
(1) Includes 555,800 shares held by WK Technology Fund, 402,500 shares held by WK Technology Fund II, and 958,366 shares held by WK Technology Fund III. Wen C. Ko is one of our directors and is Chairman of the

     WK Technology Funds. Mr. Ko disclaims beneficial ownership of the shares held by WK Technology Fund, WK Technology Fund II, and WK Technology Fund III, except to the extent of his pecuniary interest therein.
(2) Issuable pursuant to an option to purchase 25,000 shares of common stock granted to WK Associates on January 31, 1997.
(3) Includes 236,916 shares held by Mr. Chen with his wife as community property, 420,835 shares owned by himself individually, 9,250 shares, 9,250 shares and 1,250 shares held by Robert Chen, Michael Chen and Jacqueline Chen, respectively, Mr. Chen's minor children living at home. Mr. Chen disclaims beneficial ownership of the shares held by his children, except to the extent of his pecuniary interest therein.
(4) Includes 577,333 shares owned by Mr. Yeh individually. Additionally includes 16,000 shares held by Emily C. Yeh, a minor daughter who lives in Mr. Yeh's home. Mr. Yeh disclaims beneficial ownership of the shares held by Emily C. Yeh, except to the extent of his pecuniary interest therein.
(5) Includes 408,000 shares held by the William Wen-Liang Hsu and Rai-Yun Lee Family Trust, a revocable trust, over which shares Mr. Hsu has joint dispositive power, 20,830 shares held by each of his children living at home, Frederick and Joanne Hsu and 3,673 shares held by Hui-Ju Wang, Mr. Hsu's mother. Mr. Hsu disclaims the beneficial ownership of the shares held by his children and mother, except to the extent of his pecuniary interest therein.
(6) Includes 193,966 shares owned by Mr. Chen individually. Additionally includes 11,350 shares held by Thomas L. Chen and Willis F. Chen, Mr. Chen's children living at home. Mr. Chen disclaims beneficial ownership of the shares held by his children, except to the extent of his pecuniary interest therein.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

Nominees

     PCTEL has a classified board of directors currently consisting of two Class I directors, Peter Chen and Han Yeh, three Class II directors, Wen C. Ko, Richard C. Alberding and William Wen-Liang Hsu, and three Class III directors, Mike Min-Chu Chen, Giacomo Marini and Martin H. Singer who will serve until the annual meetings of stockholders to be held in 2000, 2001, and 2002, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on the annual meeting dates.

     The nominees for election at the Annual Meeting to Class I of the board of directors are Peter Chen and Han Yeh. If elected, Mr. Chen and Mr. Yeh will each serve as a director until the annual meeting in 2003 and until their respective successors are elected and qualified or until their earlier resignation or removal. The proxy holders may not vote the proxies for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxy holders will vote the proxies received by them for PCTEL's two nominees. In the event that any nominee of PCTEL is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. PCTEL is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Vote Required

     If a quorum is present and voting, the two nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and "broker non-votes" are not counted in the election of directors.

Directors and Nominees

     The following table sets forth certain information regarding PCTEL's directors and nominees as of December 31, 1999:

                                                                                                       Director
                    Name of Nominee                          Age          Position with PCTEL           Since
-----------------------------------------------------    ----------  -----------------------------  -----------------
Class I nominees to be elected at the Annual Meeting:
Peter Chen                                                   45      Chief Executive Officer,             1994
                                                                     Chairman of the Board
Han Yeh                                                      46      Vice President, Technology,          1994
                                                                     Director
Class II directors whose terms expire at the 2001
 annual meeting of stockholders:
Wen C. Ko                                                    50      Director                             1999
Richard C. Alberding (1)(2)                                  69      Director                             1999

                                                                                                       Director
                    Name of Nominee                          Age          Position with PCTEL           Since
-----------------------------------------------------    ----------  -----------------------------  -----------------
William Wen-Liang Hsu                                        44      Vice President, Engineering,         1994
                                                                     Secretary, Director
Class III directors whose terms expire at the 2002
 annual meeting of stockholders:
Mike Min-Chu Chen (1)                                        50      Director                             1994
Giacomo Marini (1)                                           48      Director                             1996
Martin H. Singer (2)                                         48      Director                             1999

(1)  Member of audit committee.
(2)  Member of compensation committee.

     Mr. Peter Chen co-founded PCTEL in March 1994 and has served as Chief Executive Officer and Chairman of the Board, since PCTEL's inception. Mr. Chen is also the cousin of one of our directors, Dr. Mike Min-Chu Chen. Mr. Chen has over 14 years experience in data communications and modem development at Digicom Systems, Inc. (a company which he co-founded), Cermetek, Inc., and Anderson-Jacobson, Inc., all data communications companies. Mr. Chen has a Bachelor of Science in Control Engineering from National Chiao-Tung University, Taiwan, and holds a Master of Science in Electrical Engineering from Arizona State University.

     Mr. Han Yeh co-founded PCTEL and has served as the Vice President of Technology and a director since its inception in March 1994. Mr. Yeh was a staff engineer at Sierra Semiconductor, a semiconductor company, from September 1993 to March 1994. Mr. Yeh holds a Bachelor of Science in Control Engineering from National Chiao-Tung University, Taiwan, and a Master of Science in Electrical Engineering from New York State University at Stony Brook.

     Mr. Wen C. Ko has been a director for PCTEL since May 1999. Since 1990, Mr. Ko has served as Chairman of seven WK Investment Funds, which are high-tech venture capital investment companies, and during 1992 to 1995 as Chairman of Taipei Venture Capital Association. Prior to this, Mr. Ko served in a number of positions including Chairman and President and Computer Country Manager at Hewlett Packard Taiwan Ltd., a computation and communication system manufacturer and Research & Development Manager at International Business Machines, an information system technology company. Mr. Ko is a director of Clarent Corp.
He holds a Bachelor of Science in Electrical Engineering from National Cheng Kung University, Taiwan, and a Master of Science in System Science from Michigan State University.

     Mr. Richard C. Alberding has been a director of PCTEL since August 1999. Mr. Alberding retired from the Hewlett-Packard Company, a computer, peripherals and measurement products company, in June 1991, serving at that time as an Executive Vice President with responsibility for worldwide company sales, support and administration activities for measurement and computation products, as well as all corporate level marketing activities. Mr. Alberding is a director of Kennametal, Inc., Digital Microwave Corporation (which included a nine-month period as interim Chairman/CEO), JLK Direct Distribution Inc., Paging Network, Inc., Quickturn Design Systems, Inc., Sybase Inc. and Walker Interactive Systems. Mr. Alberding holds a B.A. degree in Business Administration/Marketing from Augusta College in Rock Island, Illinois, and an Associate of Science degree in Electrical Engineering from DeVry Technical Institute in Chicago.

     Mr. William Wen-Liang Hsu co-founded PCTEL and has served as the Vice President of Engineering and a director since its inception in March 1994. From August 1988 to March 1994, Mr. Hsu served in various positions with Sierra Semiconductor, a semiconductor company, including Engineering Director. At Sierra Semiconductor, Mr. Hsu managed a development group, and was responsible for digital signal processing firmware development for modem products with data, fax and voice features. Mr. Hsu received a Bachelor of Science in Communication Engineering from National Chiao-Tung University, Taiwan, and a Master of Science in Computer Engineering from Oregon State University.

     Dr. Mike Min-Chu Chen has been a director of PCTEL since February 1994 and is the cousin of our Chief Executive Officer and Chairman of the Board, Peter Chen. Since August 1998, Dr. Chen has been the Chairman and co-founder of 3iNet, a Linux-based Internet appliances and seamless Internet enabled communications services provider. From May 1985 to August 1998, Dr. Chen served as the Executive Vice President, Chief Executive Officer and Director of C & C International Services, Inc., an engineering and procurement service company. From March 1987 to August 1998, Dr. Chen served as Executive Vice President, Chief Executive Officer and Director of Act Engineering, Inc., an engineering design and trading company. From December 1996 to February 1997, Dr. Chen served as director of ERT Holding, Inc., a company engaged in the environmental rubber recycling manufacturing business, and served as President of International Operations from December 1996 to February 1997 and then as Chairman from February 1997 to October 1997. He is currently on the board of various private companies. Dr. Chen holds a Bachelor of Science in Naval Architecture from National Taiwan Ocean University, a Master in Science in Mechanical Engineering and Naval Architecture from National Taiwan University, Taiwan, and a Doctorate in Ocean Engineering from Oregon State University.

     Mr. Giacomo Marini has been a director of PCTEL since October 1996. Since March 1995 Mr. Marini has served as President of MK Group LLC, a private investment and management consulting business that invests in and advises high technology companies, and from February 1998 to February 1999 as Interim Chief Executive Officer at FutureTel, Inc., a digital video capture company. From August 1993 to February 1995, Mr. Marini served as President and Chief Executive Officer of Common Ground Software, Inc. (formerly No Hands Software, Inc.), an electronic publishing software company. Prior to this, Mr. Marini was a co-founder, Executive Vice-President and Chief Operating Officer of Logitech, a computer peripherals company, and he held technical and management positions with Olivetti and International Business Machines. Mr. Marini is currently on the board of various private companies. He holds a Computer Science Laureate Degree from the University of Pisa, Italy.

     Dr. Martin H. Singer has been a director of PCTEL since August 1999. Since December 1997, Dr. Singer has been President and CEO of SAFCO Technologies, Inc., a wireless communications company. From September 1994 to December 1997, Dr. Singer served as Vice-President and General Manger of the Wireless Access Business Development Division for Motorola, Inc., a communications equipment company. Prior to this period, Dr. Singer held senior management and technical positions in Motorola, Inc., Tellabs, Inc., AT&T and Bell Labs. Dr. Singer holds a Bachelor of Arts in Psychology from the University of Michigan, and a Master of Arts and a Ph.D. in Experimental Psychology from Vanderbilt University.

Board Meetings and Committees

     The board of directors of PCTEL held a total of 5 meetings and acted by written consent 4 times during fiscal 1999. Wen C. Ko attended fewer than 75% of the meetings of the Board of Directors. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

     The audit committee, which consists of Messrs. Richard Alberding, Giacomo Marini and Mike Min-Chu Chen, is responsible for reviewing internal accounting procedures and consults with and reviews the services provided by our independent accountants. Each member of the audit committee is independent (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The audit committee met 2 times during fiscal 1999. The Board of Directors adopted a written charter for PCTEL's audit committee. A copy of this charter is included as an appendix to this proxy.

     The compensation committee, which consists of Messrs. Richard Alberding and Martin Singer during fiscal 1999, met 2 times during fiscal 1999, and acted by unanimous written consent 12 times. The compensation committee reviews and recommends to the board of directors the compensation and benefits of all our officers and directors, including stock compensation and loans, and establishes and reviews general policies relating to the compensation and benefits of our employees.

Compensation Committee Interlocks and Insider Participation

     During 1999 none of the members of the compensation committee was an officer or employee of PCTEL. No member of the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

     The Board unanimously recommends a vote "FOR" the election of directors-nominees above.

                                 PROPOSAL TWO
            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP, independent accountants to audit the consolidated financial statements of PCTEL for the fiscal period ending December 31, 2000, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Arthur Andersen LLP had audited PCTEL's financial statements annually since 1996. Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The Board unanimously recommends a vote "FOR" the ratification of the appointment of Arthur Andersen LLP as independent auditors of PCTEL for the fiscal year ending December 31, 2000.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

     The following table sets forth total compensation for the fiscal year ended December 31, 1999 for the Chief Executive Officer and each of the next four most highly compensated executive officers (the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE

                                                                                  Long-Term
                                                                             Compensation Awards
                                                                            ---------------------
                                                                                  Securities            All Other
                                                 Annual Compensation              Underlying           Compensation
                                            -----------------------------
     Name and Principal Position                Salary           Bonus            Options(#)              ($)(1)
------------------------------------        -------------    ------------   ---------------------    ---------------
Peter Chen..........................           $199,167        $101,112             60,000                 $132
  Chief Executive Officer
Derek Obata.........................            160,000         132,824             30,000                   81
  Vice President, Sales
Andrew D. Wahl......................            156,333          73,115             70,000                  213
  Vice President, Finance and
  Chief Financial Officer
Han-Chung Yeh.......................            155,833          59,657             30,000                  132
Vice President, Technology
Frank V. Reo (2)....................            149,500          65,235             20,000                  213
  Vice President, Business
  Development

_______________
(1)  Consists of premiums paid by us for term life insurance.
(2)  Passed away on January 7, 2000.

                     OPTION GRANTS DURING LAST FISCAL YEAR

     The following table shows information regarding stock options granted to the named executive officers during the fiscal year ended December 31, 1999. The potential realizable value is based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the ten-year term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect projections or estimates of future stock price growth. Potential realizable values are computed by:

     . Multiplying the number of shares of common stock underlying each option by the exercise price,

     . Assuming that the total stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire ten-year term of the option, and

     .    Subtracting from that result the total option exercise price.

     Actual gains, if any, on stock option exercises will be dependent on the future performance of the common stock. The percentage of total options is based on an aggregate of 1,818,492 options granted by us during the fiscal year ended December 31, 1999, to our employees, directors and consultants, including the named executive officers. Options were granted with an exercise price equal to the fair market value of our common stock, as determined in good faith by our board of directors.

     Unless otherwise noted, the per share exercise price of stock option grants is the fair market value of our common stock on the date of grant. In determining the fair market value of our common stock for the purpose of establishing the exercise price of stock option grants, the board of directors in each case took into consideration a number of factors, including principally our operating results and financial condition at the time of stock option grant, key developments affecting our business and, where relevant, the most recent price of our preferred stock in connection with financing transactions with independent investors.

                                                             Individual Grants
                                    ---------------------------------------------------------------
                                      Number of        % of Total                                    Potential Realizable Value at
                                     Securities     Options Granted                                       Assumed Annual Rates
                                     Underlying       to Employees                                  of Stock Appreciation for Option
                                       Options           During       Exercise Price    Expiration                Term
                                                                                                    --------------------------------
               Name                  Granted (#)         Period         Per Share          Date            5%              10%
----------------------------------  -------------  ----------------- ----------------  ------------ --------------  ----------------
Peter Chen........................    60,000(1)            3.30%           $10.25+         4/30/09      $714,178       $1,501,494
Derek S. Obata....................    30,000(2)            1.65%            10.25+         5/28/09       357,089          750,747
Andrew D. Wahl....................    30,000(3)            1.65%             9.75          2/26/09       183,952          466,170
                                      40,000(4)            2.20%            16.00         10/18/09       402,493        1,019,995
Han-Chung Yeh.....................    30,000(5)            1.65%            10.25          3/31/09       193,385          490,076
Frank V. Reo......................    20,000(6)            1.10%            10.25          3/31/09       128,923          326,717

___________________
+ The fair market value of our common stock on the date of grant was $13.60; however, our board of directors granted these options with an exercise price per share of $10.25. We have taken a compensation charge for the difference between the fair market value and the exercise price per share for these options, which will be expensed ratably over the vesting period.
(1) As of December 31, 1999, no shares of this option to purchase 60,000 shares of common stock have vested. This option to purchase our common stock vests as to one fourth of the shares on April 1, 2000 with the remaining shares vesting ratably on a monthly basis thereafter.
(2) As of December 31, 1999, no shares of this option to purchase 30,000 shares of common stock have vested. This option to purchase our common stock vests as to one fourth of the shares on May 1, 2000 with the remaining shares vesting ratably on a monthly basis thereafter.
(3) As of December 31, 1999, no shares of this option to purchase 30,000 shares of common stock have vested. This option to purchase our common stock vests as to one fourth of the shares on February 1, 2000 with the remaining shares vesting ratably on a monthly basis thereafter.
(4) As of December 31, 1999, no shares of this option to purchase 40,000 shares of common stock have vested. This option to purchase our common stock vets as to one fourth of the shares on October 14, 2000 with the remaining shares vesting ratably on a monthly basis thereafter.
(5) As of December 31, 1999, no shares of this option to purchase 30,000 shares of common stock have vested. This option to purchase our common stock vests as to one fourth of the shares on March 16, 2000 with the remaining shares vesting ratably on a monthly basis thereafter.
(6) On January 7, 2000 Frank Reo passed away. None of his 20,000 shares had vested at the time of his death.

              AGGREGATE OPTION EXERCISES DURING LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table presents information regarding the named executive officers concerning option exercises for the year ended December 31, 1999 and exercisable and unexercisable options held as of December 31, 1999. The value of unexercised in-the-money options is based on a price of $52.50 per share, the fair market value of our stock on December 31, 1999 as reported on the Nasdaq National Market, minus the per share exercise price, multiplied by the number of shares underlying the option.

                                                                     Number of Securities Underlying        Value of Unexercised
                                     Shares                                     Options at                In-the-Money Options at
                                   Acquired on        Value                 December 31, 1999                December 31, 1999
                                                                    ---------------------------------  -----------------------------
                                    Exercise       Realized (1)      Exercisable       Unexercisable    Exercisable   Unexercisable
                                  -------------   --------------    -------------     ---------------  ------------- ---------------
Peter Chen......................     87,502         $1,358,469          84,895             137,603        $3,998,888     $6,118,196
Derek S. Obata..................     23,021            256,684          58,229             143,750         2,633,778      6,490,522
Andrew D. Wahl..................     95,625          1,463,791           6,042             113,333           305,778      4,912,941
Han-Chung Yeh...................         --                 --         110,625              99,375         5,454,469      4,549,781
Frank V. Reo (2)................         --                 --          40,000              70,000         1,785,750      3,074,750

____________________
(1) Based on the estimated fair market value of our common stock at the time of exercise less the exercise price, multiplied by the number of shares purchased.
(2)  Passed away on January 7, 2000.

Employment Agreements and Change of Control Arrangements

     We require each of our employees to enter into confidentiality agreements prohibiting the employee from disclosing any of our confidential or proprietary information. In addition, the agreements generally provide that upon termination the employee will not solicit our employees. At the time of commencement of employment, our employees also generally sign offer letters specifying basic terms and conditions of employment. In general, our employees do not have any written employment agreements with us.

     We entered into an agreement on March 31, 1998 with Derek S. Obata which provides that his employment is at-will, he will receive an annual salary of $150,000, plus commissions, and that in the event of a change in control of our company, he will be entitled to one year severance pay.

     We entered into an agreement on July 20, 1999 with William F. Roach. The agreement provides that his employment will be at-will and his annual salary will be initially set at $250,000 per year with an annual bonus of $150,000 payable upon our achieving quarterly net income targets.

     In addition, the agreement provides for Mr. Roach to be granted an option to purchase 400,000 shares of our common stock which vests according to the following schedule: 30% at the end of his first year of employment, 25% in years two and three and 20% in year four. Vesting after the first twelve months of employment is on a monthly basis. His agreement also included a provision, which provided that 50% of his first year's options vested on the date of the initial public offering (October 19, 1999), and the remaining 50% of his first year's options will vest upon reaching the completion of his twelfth month of employment. In addition, if his employment is terminated for any reason, other than for cause, he will be entitled to one year of severance. If the termination occurs within the first year of employment, he will be entitled to exercise his entire first year stock options.

     On March 13, 2000, the Board authorized the implementation of a management retention program with members of PCTEL's management and key employees. Upon involuntary termination of employment following a change of control, the officers and other key employees will receive the following benefits:

     . CEO and President: cash severance equal to 200% of annual compensation plus 100% of a target bonus and 12 months of continued health benefits;

     . Vice-Presidents: cash severance equal to 150% of annual compensation plus 100% of a target bonus and 12 months of continued health benefits;

     . Director-level and other key employees: cash severance equal to 75% of annual compensation plus 100% of a target bonus and 12 months of continued health benefits.

     In addition, upon involuntary termination following a change of control, all unvested shares held by these participants in PCTEL's management retention program will be accelerated. To date, the participants in the program at the director level or below have not been designated, and no agreements have been entered into.

Compensation of Directors

     Directors currently receive a yearly retainer of $5,000 for serving as directors and receive $2,000 per board meeting attended and $500 per committee meeting attended. PCTEL's 1998 Director Option Plan provides for the non-discretionary automatic grant of options to each non-employee director of PCTEL ("Outside Director"). Each Outside Director was automatically granted an option to purchase 15,000 shares upon the effective date of PCTEL's initial public offering which vests at a rate of 33% on the first anniversary of the date of grant and at a rate of 1/48th of the shares per month thereafter. Each new Outside Director is automatically granted an option to purchase 15,000 shares upon the date on which such person first becomes a director which vests at a rate of 33% on the first anniversary of the date of grant and at a rate of 1/48th of the shares per month thereafter. Subsequently, each Outside Director is granted an additional option to purchase 7,500 shares of Common Stock at the next meeting of the Board of Directors following the Annual Meeting of Stockholders if, on such date, he or she has served as a director for at least six months, which vests at a rate of 1/48th of the shares per month following the date of grant. The exercise price of options granted to Outside Directors must be 100% of the fair market value of PCTEL's Common Stock on the date of grant.

                TRANSACTIONS WITH RELATED PARTIES AND INSIDERS

     Since January 1, 1995, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount exceeds $60,000, and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than compensation agreements and other agreements, which are described under "Management," and the transactions described below.

Transactions with Directors, Executive Officers and 5% Stockholders

     Common stock. In 1999, the following directors and executive officers exercised the following stock options on the dates and at the prices set forth below:

                                                                                                 Price per  Common
                                 Purchaser                                    Date of Purchase     Share    Stock
-------------------------------------------------------------------------    ------------------  --------- -------
Derek S. Obata...........................................................    October 14, 1999        $4.85  23,021
Andrew D. Wahl...........................................................    October 10, 1999         7.45   6,250
                                                                             November 22, 1999        1.25   2,708
                                                                             October 10, 1999         1.25  18,667
                                                                             September 17, 1999       1.25  68,000

     Series A preferred stock. Between February 10, 1994 and March 14, 1995, we sold 4,413,333 shares of our common stock at a price per share between $0.10 and $0.30. On May 9, 1995, we effected a recapitalization of our outstanding stock converting each share of common stock into one share of Series A preferred stock. On June 29, 1995, we sold 222,222 shares of our Series A preferred stock at a price per share of $0.30. The following table lists the number of shares of Series A preferred stock sold to our directors, executive officers or 5% stockholders (and any members of the immediate family of these persons):

                                                                                                     Shares of
                                                                                                     Series A
                                                                                                     Preferred
       Purchaser                                                                                  Stock Purchased
       ---------                                                                                  ---------------
       Peter & Sophia Chen.......................................................................     666,666
       Han-Chung Yeh.............................................................................     280,000
       Mike Min-Chu Chen.........................................................................     666,666
       William Wen-Liang Hsu.....................................................................     200,000
       Steel Su..................................................................................     800,000
       Ming-Hsiung Michael Ho....................................................................     106,666

     Series B preferred stock. Between October 18, 1995 and January 10, 1996, we sold 3,250,000 shares of our Series B preferred stock at a price per share of $1.20. The following table lists the number of shares of Series B preferred stock sold to our directors, executive officers or 5% stockholders (and any members of the immediate family of these persons):

                                                                                                     Shares of
                                                                                                     Series B
                                                                                                     Preferred
       Purchaser                                                                                  Stock Purchased
       ---------                                                                                  ---------------
       WK Technology Fund I.......................................................................    555,800
       WK Technology Fund II......................................................................    402,500
       WK Technology Fund III.....................................................................    958,366

     Series C preferred stock. On February 4, 1998, we sold 625,200 shares of our Series C preferred stock at a price per share of $8.00. The sale of Series C preferred stock included the sale of 125,000 shares of Series C preferred stock to WK Technology Funds, which is a holder of more than 5% of our common stock. In addition, Wen C. Ko, one of our directors, is Chairman of WK Technology Fund, WK Technology Fund II and WK Technology Fund III.

     On October 19, 1999, all 8,510,748 shares of the Series A, B and C preferred stock were converted into 8,510,748 shares of common stock.

Loans to Executive Officers

     On August 3, 1999, we loaned William F. Roach, our President and Chief Operating Officer, pursuant to a full-recourse promissory note, $54,000 with a per annum interest rate of 8%. The promissory note shall become immediately due and payable upon then earlier of:

     .    one year from the date the promissory note is executed, or

     .    the termination of Mr. Roach's employment with us.

The principal amount outstanding under Mr. Roach's loan on December 31, 1999 was $54,000.

     On December 29, 1999, we loaned Derek S. Obata, our Vice President of Sales, pursuant to a full-recourse unsecured promissory note, $87,273 with a per annum interest rate of 8%. The promissory note shall become immediately due and payable upon the earlier of

     .    one year from the date the promissory note is executed, or

     .    the termination of Mr. Obata's employment with us.

The principal amount outstanding under Mr. Obata's loan on December 31, 1999 was $87,273.

Other Transactions

     Steel Su, a holder of more than 5% of our common stock and a member of our board of directors from March 1995 until November 1997, served as the President of BTC, a significant customer. For the years ended December 31, 1995, 1996, 1997, 1998 and 1999, the revenues generated from BTC were approximately $99,000, $1,660,000, $2,153,000, $4,953,000 and $760,000, respectively.

Indemnification

     We have entered into indemnification agreements with each of our directors and officers. These indemnification agreements will require us to indemnify our officers to the fullest extent permitted by Delaware law.

Future Transactions

     All future transactions with our officers, directors, principal stockholders or affiliates, including any loans to such persons, will be approved by a majority of the board of directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors reviews and approves PCTEL's executive compensation policies. The following is the report of the Compensation Committee describing the compensation policies and rationales applicable to PCTEL's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 1999.

Responsibilities of the Committee

     Acting on behalf of the Board of Directors, the Compensation Committee's responsibilities include the following:

     .    Reviewing the performance of the CEO and other executive officers.

     . Determining the total compensation package for the CEO and other executive officers.

     . Reviewing PCTEL's compensation philosophy for all employees, including the CEO and other executive officers.

     . Administering PCTEL's employee stock option and employee stock purchase plans (the "Stock Plans"), including determining eligibility, the number and type of options to be granted and the terms of such grants.

Compensation Philosophy

     PCTEL's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of PCTEL's executive compensation program is therefore to closely align the interests of the executive officers with those of PCTEL's stockholders. To achieve this goal, PCTEL attempts to offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of PCTEL, motivate individuals to perform at their highest level and reward outstanding achievement. In addition, PCTEL attempts to maintain a portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and encourage executives to manage from the perspective of owners with an equity stake in
PCTEL.   To achieve these goals, the Compensation Committee has established an executive compensation program primarily consisting of cash compensation, stock options, long-term equity incentives and other compensation and benefit programs generally available to other employees.

Executive Officer Compensation

     The cash component of total compensation, which consists of base salary and bonus, is designed to compensate executives competitively within the industry and marketplace. The Compensation Committee reviews and approves base salaries for the Chief Executive Officer and other executives annually. Base salaries in fiscal 1999 were established by the Compensation Committee based upon an executive's scope of job responsibilities, level of experience, past performance, contribution to the business and data on prevailing compensation levels in relevant markets for executive talent. Regarding the latter measure, certain companies included in the peer group index of the stock performance graph are also included in surveys reviewed by the Compensation Committee in determining salary levels for the CEO and other executive officers of PCTEL.

     In addition to base salary, PCTEL pays bonuses quarterly to its executive officers. Quarterly bonuses are intended to provide a direct link between management compensation and the achievement of corporate and individual objectives. The level of bonus is based as a percentage of the base salary for the manager for the year. At the end of the quarter, performance is assessed and the level of bonus payable, if any, is determined. Sales and marketing executives are also eligible for additional cash payments above their base salaries for achieving specific performance goals or in connection with sales commissions.

     PCTEL provides long-term incentives through the grant of stock options under its stock option plans, particularly the 1997 Stock Option Plan (the "Plan") and the 2000 Employee Stock Purchase Plan. The purpose of the Plan is to attract and retain its best employee talent available and to create a direct link between compensation and the long-term performance of PCTEL. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of PCTEL. All options granted to executive officers to date have been granted at the fair market value of PCTEL's Common Stock on the date of grant except in the case of executive officers who hold more than 10% of the outstanding voting stock, in which case the exercise price equals 110% of the fair market value on the date of grant. The Board considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of PCTEL's long-term strategic performance goals. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of PCTEL's Common Stock, this portion of the executives' compensation is directly aligned with an increase in stockholder value. The primary stock options granted to executive officers are generally in conjunction with the executive officer's acceptance of employment with PCTEL. When determining the number of stock options to be awarded to an executive officer, the Compensation Committee considers the executive's current contribution to PCTEL's performance, the executive officer's anticipated contribution in meeting PCTEL's long-term strategic performance goals, and comparisons to formal and informal surveys of executive stock option grants made by other peer companies. The Compensation Committee also reviews stock option levels for executive officers at the beginning of each fiscal year in light of long-term strategic and performance objectives and each executive's current and anticipated contributions to PCTEL's future performance. Reflecting the increasing scope of PCTEL's business, the Committee recommended (and the full Board of Directors granted) stock option grants in August 1999 for William Roach, the President of PCTEL of 400,000 shares and for the other Named Executive Officers of an aggregate of 210,000 shares. On October 19, 1999, 15% of Mr. Roach's 400,000 options vested. An additional 15% of the options will vest on August 2, 2000 with 50% vesting ratably on a monthly basis for 24 months and the remaining 20% vesting ratably on a monthly basis thereafter for 12 months.

1999 CEO Compensation

     During fiscal 1999, the compensation of Peter Chen, PCTEL's Executive Officer and Chairman of the Board, consisted of base salary and bonus. Mr. Chen's base salary for fiscal 1999 was $199,167 and was paid a cash bonus of $101,112 for fiscal 1999. The Compensation Committee reviews the Chief Executive Officer's salary using the same criteria and policies as are employed for the other executive officers. Mr. Chen's cash bonus in 1999 was granted because of a number of factors, including record revenues and profits, the launch of PCTEL's MicroModem product, and PCTEL's design win from Compaq, a top-
tier OEM.   Mr. Chen received an increase in base salary from $173,750 during fiscal 1998 to $199,167 for fiscal 1999. The Compensation Committee based its decision to increase Mr. Chen's base salary on a variety of factors, including his leadership skills, the increasing scope and responsibility of the CEO office and comparisons of CEO compensation levels for companies of similar size and maturity. The Compensation Committee also focused on the performance of PCTEL during the 1998 fiscal year in setting the compensation for the 1999 fiscal year.

Qualifying Compensation

     The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on the compensation paid to PCTEL's executive officers. Section 162(m) generally disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. None of the executive officers named in the proxy statement were compensated over $1.0 million in 1999. In general, it is PCTEL's policy to qualify, to the maximum extent possible, its executives' compensation for deductibility under applicable tax laws. In approving the amount and form of compensation for PCTEL's executive officers, the Compensation Committee will continue to consider all elements of the cost to PCTEL of providing such compensation, including the potential impact of Section 162(m).

                                   Respectfully submitted by:
                                   COMPENSATION COMMITTEE

                                   Richard C. Alberding
                                   Martin H. Singer

Performance Graph

     The graph below compares the annual percentage change in the cumulative return to the stockholders of PCTEL's Common Stock with the cumulative return of the Nasdaq Stock Market Index and of the S&P Technology Sector Index from the date of PCTEL's initial public offering (October 19, 1999) and ending on December 31, 1999. Returns for the indices are weighted based on market capitalization at the beginning of each measurement point. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                COMPARISON OF 3 MONTH CUMULATIVE TOTAL RETURN*
           AMONG PC-TEL, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE S & P TECHNOLOGY SECTOR INDEX

                                                                            Cumulative Total Return
                                                           -----------------------------------------------------------------
Company/Index                                                 10/19/99         10/31/99         11/30/99         12/31/99
-----------------------------------------------------      --------------   -------------    --------------   --------------
PCTEL, INC...........................................           100.00           176.47           216.91           308.82
NASDAQ STOCK MARKET (U.S.)...........................           100.00           107.27           118.71           144.32
S&P TECHNOLOGY SECTOR................................           100.00           101.48           112.44           134.41

The information contained above under the captions "Report of the Compensation Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or Securities Exchange Act of 1934, as amended, except to the extent that PCTEL specifically incorporates it by reference into such filing.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires PCTEL's executive officers and directors, and persons who own more than ten percent of a registered class of PCTEL's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish PCTEL with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, PCTEL believes that, except for Peter Chen, Andrew Wahl and Tom Capizzi, during fiscal 1999 all executive officers and directors of PCTEL complied with all applicable filing requirements. In connection with the transfer of a total of 3,750 shares of common stock in October 1999 to his three children, Peter Chen failed to timely file a Form 5 to reflect this transfer. This transfer was instead included in his Form 5, which was filed in March 2000. In connection with the exercise of an option to purchase 2,708 shares of common stock in November 1999, Andrew Wahl failed to timely file a Form 4 to reflect this transaction. This transaction was instead included in his Form 5, which was filed in February 2000. In January 2000, Tom Capizzi became an executive officer of PCTEL and thus became a Section 16 reporting person under the Exchange Act. After becoming a Section 16 reporting person, Mr. Capizzi failed to timely file his Form 3. His Form 3 was instead filed in February 2000.

                                 OTHER MATTERS

     PCTEL knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                        THE BOARD OF DIRECTORS

Dated:  April 14, 2000

                                   APPENDIX

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                      OF
                                  PCTEL, INC.

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of PCTEL, Inc. and its subsidiaries (the "Company"), shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, meeting the following criteria:

Each member will be an independent director, as defined in NASDAQ Rule 4200;

     Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

     At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

     1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls.

     2.  Reviewing the independent auditors' proposed audit scope and approach;

     3. Reviewing and providing guidance with respect to the external audit and the Company's relationship with its external auditors by (i) selecting, and evaluating the performance of the independent auditors; (ii) reviewing the independent auditors' fee arrangements, proposed audit scope and approach; (iii) obtaining a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the board, and to the extent there are relationships, monitoring and investigating them; (iv) reviewing the independent auditors' peer review conducted every three years; and
(v) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

     4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

     5. Reviewing before release, and recommending to the Board of Directors for inclusion in the Company's annual report on Form 10-K, the audited financial statements and management's Discussion and Analysis of Financial Condition and Results of Operations;

     6. Ensuring that the Company's independent auditors review the Company's interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

     7. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

     8. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of auditor's services and audit committee members and activities;

     9. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

     10. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     11. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

     12.  Reviewing the Company's compliance with employee benefit plans;

     13. Overseeing and reviewing the Company's policies regarding information technology and management information systems;

     14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

     15. Reviewing related party transactions for potential conflicts of interest;

     16.  Reviewing its own structure, processes and membership requirements;

     17. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A; and

     18. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

MEETINGS:

     The Audit Committee will meet at least three times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

     The Chief Executive Officer, Chief Financial Officer, and the independent auditors shall be invited to attend all meetings. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors' examination and management report.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     The Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee's charter.

                                  PCTEL, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                             Monday, May 15, 2000
                             10:00 a.m. Local time

                                TIVOLI BALLROOM
                                SHERATON HOTEL
                               1801 Barber Lane
                          Milpitas, California 95305




--------------------------------------------------------------------------------

PCTEL, INC.
1331 California Circle
Milpitas, CA 95035                                                         proxy
--------------------------------------------------------------------------------

This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on May 15, 2000.

The undersigned stockholder of PCTEL, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 14, 2000, and hereby appoints Peter Chen and Andrew Wahl, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of PCTEL, INC. to be held on May 15, 2000 at 10:00 a.m. local time, in the Tivoli Ballroom at the Sheraton Hotel, 1801 Barber Lane, Milpitas, California 95305 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF INDEPENDENT AUDITORS, AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

         PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      See reverse for voting instructions.

                                                            --------------------
                                                              COMPANY #
                                                              CONTROL #
                                                            --------------------
There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE--TOLL FREE--1-800-240-6326--QUICK***EASY***IMMEDIATE

 .  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 12, 2000.
 .  You will be prompted to enter your 3-digit Company Number and your 7-digit
   Control Number which are located above.
 .  Follow the simple instructions the Voice provides you.

VOTE BY INTERNET--http://www.eproxy.com/pcti/--QUICK***EASY***IMMEDIATE

 .  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until
   12:00 p.m. on May 12, 2000.
 .  You will be prompted to enter your 3-digit Company Number and your 7-digit
   Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to PCTEL, INC., c/o Shareowner Services/SM/, P.O. Box 64873, St. Paul, MN 55164-0873.




     If you vote by Phone or Internet, please do not mail your Proxy Card
                              Please detach here





          The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. Election of directors:        01 Peter Chen          02 Han Yeh                  [_] Vote FOR             [_] Vote WITHHELD
                                                                                        all nominees             from all nominees
                                                                                        (except as marked)

(Instructions: To withhold authority to vote for any indicated nominees,            ------------------------------------------------
write the number(s) of the nominee(s) in the box provided to the right.)
                                                                                    ------------------------------------------------
2.  RATIFICATION of Arthur Andersen LLP as independent auditors.                    [_] For           [_] Against        [_] Abstain

IN THEIR DISCRETION, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                                                                                                        ---

Address Change? Mark Box [_]    I Plan to Attend Annual Meeting [_]
Indicate changes below:                                                                 Date___________________________________

                                                                                    ------------------------------------------------

                                                                                    ------------------------------------------------
                                                                                    Signature(s) in Box
                                                                                    Please sign exactly as name appears hereon. When
                                                                                    shares are held by joint tenants, both should
                                                                                    sign. When signing as attorney, executor,
                                                                                    administrator, trustee or guardian, please give
                                                                                    title as such. If a corporation, please sign in
                                                                                    full corporate name by  president or other
                                                                                    authorized officer. If a partnership, please
                                                                                    sign in partnership name by authorized person.
